EXHIBIT 10.1

                               TERM LOAN AGREEMENT

            THIS AGREEMENT dated December 29, 2005, made by and between FIRSTFED BANCORP, INC., a Delaware corporation ("Borrower") and ALABAMA BANKER'S BANK, an Alabama banking corporation ("Lender").

                              W I T N E S S E T H:
                              --------------------

            WHEREAS, Borrower has requested Lender to lend it the sum of $6,190,000.00 on a term loan basis, and Lender is willing to do so upon the terms and conditions hereinafter set forth.

            WHEREAS, Borrower desires to pledge as collateral for this loan all of Borrower's common stock in First Financial Bank (the "Bank").

            NOW, THEREFORE, in consideration of the promises herein contained, Lender and Borrower, intending to be legally bound, agree as follows:

                           ARTICLE I. - THE TERM LOAN

            Section 1.1 General Terms. Lender hereby agrees to lend to Borrower, and Borrower hereby agrees to borrow from Lender, upon the terms and conditions set forth in this Agreement, the principal sum of Six Million One Hundred Ninety Thousand and 00/100 United States dollars (U.S. $6,190,000.00) (the "Term Loan"). Borrower's obligation to repay the Term Loan and the interest thereon shall be evidenced by a promissory note (the "Note") in form and substance satisfactory to Lender. The form of the original Note is attached hereto as Exhibit A.

            Section 1.2 Interest Rate. Borrower agrees to pay interest on the Term Loan at the rate(s), on the date(s), and calculated by the method, set forth in the Note.

            Section 1.3 Payments of Principal and Interest. Unless payment is required to be made earlier pursuant to Section 6.2 of this Agreement, Borrower shall make to Lender such payments of principal and interest on the Term Loan as are required by the terms of the Note.

            Section 1.4 Prepayment. Borrower may, at its option, prepay the Term Loan in part or in full at any time without premium or penalty (and upon payment of any prepayment premium provided for in the Note); provided, however, that any such prepayment of principal shall be accompanied by the payment of accrued interest on the amount of such prepayment to the date thereof. Any such prepayment shall be applied to reduce the principal installments under the Note in the inverse order of their maturities, and shall not have the effect of suspending or deferring payments thereunder.

                            ARTICLE II. - COLLATERAL

            Section 2.1 Security Documents. The repayment by Borrower of the indebtedness under the Term Loan and the Note, and the performance by Borrower of all obligations under this Agreement, are and shall be secured by every mortgage, deed of trust, security agreement, assignment, pledge, guaranty and other security document (every "Security Document") which secures obligations so defined as to include the Term Loan or the Note (including, without limitation, those Security Documents described below), and by all property of Borrower now or hereafter in the possession, control or custody of Lender (in which property Borrower hereby grants Lender a security interest to secure such indebtedness and obligations) and by all property of Borrower in which Lender has or hereafter acquires a lien, security interest, or other right, including, without limitation, the property described below (in which property Borrower hereby grants Lender a security interest to secure such indebtedness and obligations):

                  (a) Stock Pledge Agreement, executed by Borrower, granting to Lender a security interest in all of Borrower's capital stock in the Bank as security for the Loan, together with irrevocable stock powers executed in blank with respect to such shares of stock, and the original Certificates representing such shares of stock, and a Form U-1 which complies with the provisions of Regulation U of the Board of Governors of the Federal Reserve System.

(The property described above and the property described in every Security Document is individually and collectively referred to in this Agreement as the "Collateral").

            Section 2.2 Financing Statements, etc. Borrower shall execute and deliver, or shall cause to be executed and delivered, such financing statements (including amendments thereto and continuation statements therefore) and other documents relating to the Collateral as Lender may from time to time request. Borrower shall pay, or reimburse to Lender for paying, all costs and taxes of filing or recording any financing statement or Security Document in such public offices as Lender may designate and shall take such other steps as Lender may from time to time direct, all to perfect and maintain the perfection of Lender's interest in the Collateral to the satisfaction of Lender.

                 ARTICLE III. - REPRESENTATIONS AND WARRANTIES;
                                CONDITIONS PRECEDENT

            To induce Lender to enter into this Agreement, Borrower represents and warrants to Lender, as of the date hereof and except as otherwise expressly provided, as of all times until the Agreement is terminated and all obligations under the Term Loan are satisfied, that:

            Section 3.1 Incorporation, Good Standing and Due Qualification. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposes to be engaged, and is qualified to do business and in good standing in all jurisdictions in which it conducts its business.

            Section 3.2 Corporate Power and Authority. The execution and delivery by Borrower of, and the performance by Borrower of its obligations under, this Agreement, the Note and the Security Documents have been duly authorized by all requisite action on the part of Borrower and do not and will not (i) violate any provision of Borrower's articles of incorporation, by-laws, or


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other organizational documents, any law, rule, regulation or any judgment, order or ruling of any court or governmental agency, or (ii) be in conflict with, result in a breach of, or constitute, following notice or lapse of time or both, a default under, any indenture, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property may be bound or affected. Each of this Agreement, the Note and the Security documents is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

            Section 3.3 Compliance with Law; Government Approvals.
                        -----------------------------------------

            (a) Borrower has complied and is complying with all requirements, made all applications, and submitted all reports required by the Bank Holding Company Act of 1956, as amended, and any regulations or rulings issued in connection therewith, and the transaction contemplated hereby will not violate any such statutes, rules, rulings, or regulations, nor will the consummation of said actions and transactions cause Borrower to be in violation thereof. Borrower has, as required, received all governmental approvals necessary for the consummation of the transactions described herein, including approval of the Board of Governors of the Federal Reserve System.

            (b) Borrower has complied and is complying with all other applicable state or federal statutes, rules, rulings, and regulations. The borrowing of money and pledging of such stock is described herein, and said actions and transactions will
                  not  violate  any  of  such  statutes,   rules,   rulings,  or
                  regulations. Borrower has made all filings and received all governmental or regulatory approvals necessary for the consummation of the transactions described herein.

            Section 3.4 Litigation. There are no pending or threatened actions or proceedings before any court or administrative or governmental agency that may, individually or collectively, adversely affect the financial condition, business operations or properties of Borrower or Bank. Without limiting the generality of the foregoing, neither Borrower nor Bank is subject to any Supervisory Action (herein defined) by any federal or state bank regulatory authority. As used herein, "Supervisory Action" shall mean and include the issuance by any bank regulatory authority of a letter agreement or memorandum of understanding(regardless of whether consented or agreed to by the party to whom it is addressed); or the issuance by or at the behest of any bank regulatory authority of a cease and desist order, injunction, directive, restraining order, notice of charges or civil money penalties, against Borrower, Bank or the directors or officers of either of them, whether temporary or permanent.

            Section 3.5 Financial Statements. The financial statement dated December 31, 2004, previously delivered by Borrower and Bank to Lender, fairly and accurately presents the financial condition of Borrower as of such date and has been prepared in accordance with generally accepted accounting principles consistently applied. Since the date of that financial statement, there has been no materially adverse change in the financial condition of Borrower, and, after due inquiry, there exists no material contingent liability or obligation assertable against Borrower.

            Section 3.6 Other Agreements. Neither Borrower nor Bank is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could have a materially adverse effect on the business,


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properties,  assets,  operations,  or  conditions,  financial or  otherwise,  of
Borrower or Bank, or the ability of Borrower to carry out its obligations under the Agreement, the Note or the Security Documents to which it is a party.
Neither Borrower nor Bank is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument material to its business.

            Section 3.7 Taxes. All federal, state and other tax returns of Borrower or Bank required by law to be filed have been completed in full and have been duly filed, and all taxes, assessments and withholdings shown on such returns or billed to Borrower or Bank have been paid, and Borrower and Bank maintain adequate reserves and accruals in respect of all such federal, state and other taxes, assessments and withholdings. There are no unpaid assessments pending against Borrower or Bank for any taxes or withholdings, and neither Borrower nor Bank knows of any basis therefore.

            Section 3.8 Priority of Obligations. The obligations of Borrower under this Agreement and the Note are not subordinated in right of payment to any other obligation of Borrower.

            Section 3.9 Operation of Business; Consents. Borrower and Bank possess all permits, memberships, franchises, contracts, licenses, trademark rights, trade names, patents, and other authorizations necessary to enable each of them to conduct their business operations as now conducted, and no filing with, and no consent, permission, authorization, order or license of, any individual, entity, or governmental authority is necessary in connection with the execution, delivery, performance or enforcement of this Agreement, the Note or the Security Documents.

            Section 3.10 No Defaults. No event has occurred and is continuing which is, or which with the giving of notice or lapse of time or both would be, an Event of Default (as defined in Article VI) of this Agreement.

            Section 3.11 Ownership and Liens. Borrower and Bank have good and marketable title to all of each of its properties and assets including, without limitation, the Collateral and the properties and assets reflected in the above-described financial statement (other than such properties and assets as have been disposed of in the ordinary course of business since the date of that financial statement). All such properties and assets are free and clear of all mortgages, pledges, liens, charges, security interests and other encumbrances, except as otherwise expressly disclosed by Borrower to Lender in writing on the date of this Agreement.

            Section 3.12 ERISA. Borrower is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The minimum funding standards of
Section 302 of ERISA have been met at all times with respect to all "plans" of Borrower to which such standards apply; Borrower has not made a "partial withdrawal" or a "complete withdrawal" from any "multi-employer plan"; and no "reportable event" or "prohibited transaction" has occurred with respect to any such "plan" (as all of the quoted terms are defined in ERISA).

            Section 3.13 Environment. Except as otherwise expressly disclosed by Borrower or Bank to Lender in writing on the date of this Agreement: No "hazardous substance" (as that term is defined in Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended "CERCLA") has been released, discharged, disposed of, or stored


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on any of  Borrower's  or Bank's  owned or leased real or  personal  property by
Borrower or Bank, by any third party, or by any predecessor in interest or title to Borrower or Bank; Borrower and Bank, and all of Borrower's or Bank's properties, are in compliance with all applicable local, state and federal environmental laws and regulations; no notice has been served on Borrower or Bank by any governmental authority or any individual or entity claiming violation of any environmental protection law or regulation, or demanding compliance with any environmental protection law or regulation, or demanding payment, indemnity, or contribution for any environmental damage or injury to natural resources; no "hazardous substance" (as defined in CERCLA) is produced or used in Borrower's or Bank's business; and no improvement on any real property owned or leased by Borrower or Bank contains any asbestos, including, without limitation, asbestos insulation on ceilings, piping or structural members or supports.

            Section 3.14 Conditions Precedent. Lender shall not be obligated to make the Term Loan until Borrower shall have furnished Lender, at Borrower's expense and as Lender may request from time to time, such evidence as Lender shall require regarding the truth of the foregoing representations and warranties, including, without limitation, Uniform Commercial Code, tax and judgment lien searches, opinions of Borrower's outside legal counsel, opinions and certificates of Borrower's independent certified public accountants, surveys, appraisals, environmental audits by qualified environmental engineers approved by Lender, reports of other independent consultants approved by Lender, and certificates of Borrower's officers. All such evidence must be in form and content satisfactory to Lender. Borrower shall also pay to Lender, the origination fee in the amount of $30,000, which amount shall be deemed fully earned by Lender and not refundable for any reason.

            Section 3.15 Bank Stock. The common stock of Bank owned by Borrower is duly authorized and validly issued by Bank. The total number of shares of common stock of Bank issued and outstanding as of the date hereof is 50,000 shares. The stock in Bank owned by Borrower is free and clear of all liens, encumbrances, security interests or pledges, except the pledge to Lender described herein; said common stock is fully paid and nonassessable; the Bank stock certificates delivered to Lender pursuant to the Pledge Agreement will be genuine and comply with all applicable laws concerning form, content, and manner of preparation and execution; there are no outstanding warrants or options to acquire any common stock of Bank; there are no outstanding securities convertible or exchangeable into shares of common stock of Bank; there are no restrictions on the transfer or pledge of any shares of common stock of Bank; Borrower has the right to pledge and transfer the pledge stock and assign the income therefrom without obtaining the consent of any other person or entity; and the pledge agreement creates for the benefit of the Lender a first security interest in the pledged bank stock, subject to no other interests or claims.

                       ARTICLE IV. - AFFIRMATIVE COVENANTS

            Borrower and Bank covenant and agree that, so long as Borrower may borrow under this Agreement or so long as any indebtedness remains outstanding under the Term Loan or under the Note, Borrower and Bank shall:

            Section 4.1 Maintenance of Existence. Preserve and maintain its existence in good standing in the state of its organization or incorporation and its qualification and good standing in all jurisdictions where such qualification is required under applicable law, and conduct its business in the manner in which it is now conducted subject only to changes made in the ordinary course of business.


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

            Section 4.2 Financial Statements; Reports. Deliver to Lender (i) within 30 days after each fiscal quarter an unaudited financial statement including a balance sheet and statements of income and cash flows, certified by Borrower's chief executive or chief financial officer to be correct and complete, (ii) within 90 days after the end of each fiscal year a financial statement including a balance sheet of Borrower and Bank as of the end of such year and statements of income, cash flows and changes in equity for such year, setting forth in each case in comparative form the corresponding figures for the previous year, together with accompanying schedules and footnotes, audited by the present independent certified public accountants of Borrower or by another firm of independent certified public accountants designated by Borrower which is satisfactory to Lender, such financial statement to be prepared in accordance with generally accepted accounting principles applied in a manner consistent with the financial statements previously furnished to Lender, or if not so prepared, setting forth the manner in which such financial statement departs from generally accepted accounting principles, or from previous financial statements furnished to Lender by Borrower, and (iii) a copy of Borrower's FR Y-9 parent company only (and consolidated, if applicable) financial statement(s), (iv) a copy of Borrower's FR Y-6 annual report promptly upon the filing of the same with the Federal Reserve Board, (v) a copy of Bank's quarterly report of condition and income ("call report") promptly upon the filing with the appropriate regulatory agency, and (vi) with reasonable promptness, such other information (including, without limitation, copies of tax returns and amendments thereto filed by Borrower) as Lender may request.

            Section 4.3 Maintenance of Records; Right of Inspection. Maintain its books, accounts and records in accordance with generally accepted accounting principles, applied in a manner consistent with the financial statements previously furnished to Lender, and shall, at any reasonable time and from time to time, permit any person or entity designated in writing by Lender to visit and inspect any of its properties, books and financial records, and to make copies thereof and take extracts therefrom, and to discuss Borrower's and Bank's financial affairs with Borrower's financial officers and accountants.

            Section 4.4 Taxes. Pay and discharge all taxes, assessments, fees, withholdings and other governmental charges or levies imposed upon it, or upon its income and profits, or upon any property belonging to it, prior to the date on which penalties attach thereto, unless the legality thereof shall be promptly and actively contested in good faith by appropriate proceedings and adequate reserves for such liability are maintained by Borrower and Bank pending determination of such contest.

            Section 4.5 Litigation and Default Notice. Promptly notify Lender in writing of the occurrence of any Event of Default or of any pending or threatened litigation claiming damages in excess of $25,000 or seeking relief that, if granted, would adversely affect the financial condition or business operations of Borrower or Bank.

            Section 4.6 Maintenance of Insurance. Maintain and keep in force at all times insurance of the types and in the amounts customarily carried in lines of business similar to Borrower's and Bank's and such other insurance as Lender may require, including, without limitation, fire, public liability, casualty, property damage, flood damage, and worker's compensation insurance, which insurance shall be carried with companies and in amounts satisfactory to Lender. All casualty and property damage insurance shall name Lender as additional insured, as appropriate, and shall provide for a minimum of thirty days' written notice to Lender before cancellation. Borrower and Bank shall deliver to Lender from time to time at Lender's request copies of all such insurance policies and certificates of insurance and schedules setting forth all insurance then in


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effect.  Borrower  and Bank  hereby  appoint  Lender  the  attorney-in-fact  for
Borrower and Bank for purposes of obtaining, adjusting, settling, and canceling such insurance and of endorsing in Borrower's and Bank's name and giving receipt for checks and drafts issued in payment of losses and as returned premiums. Borrower hereby assigns to Lender as additional Collateral for the Term Loan and the Note all insurance policies at any time covering property that is Collateral for the Term Loan or the Note and all returned and unearned premiums thereon.

            Section 4.7 Maintenance of Properties. Keep all of its properties in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto and thereof so that Borrower's and Bank's property shall be fully and efficiently preserved and maintained.

            Section 4.8 Further Assurances. Perform or take, on request of Lender, such action as may be necessary or advisable to perfect any lien or security interest in the Collateral or otherwise to carry out the intent of this Agreement and the Security Documents.

            Section 4.9 Expenses of Lender. Borrower will, on demand, reimburse Lender for all expenses, including the fees and expenses of legal counsel for Lender, reasonably incurred in connection with the preparation, administration, amendment, modification, renewal, extension or enforcement of the Agreement, the Note and the Security Documents and any other documents related to this Agreement and the collection or attempted collection of the Term Loan and any other sum due under this Agreement, the Note, and the Security Documents after default by Borrower in the payment thereof. Any amounts paid by Lender under this section or any of the Security Documents shall bear interest at the rate specified under the Note. The obligation of Borrower under this section to pay all expenses incurred by Lender shall survive payment of the Term Loan and the Note and termination of this Agreement.

            Section 4.10 ERISA. Fund all of its "plans" to which the minimum funding standards of Section 302 of ERISA apply in accordance with such standards; furnish Lender, promptly upon Lender's request, copies of all reports or other statements filed with, or received from, the United States Department of Labor, the Internal Revenue Service, or the Pension Benefit Guaranty Corporation with respect to all of Borrower's "plans"; and promptly advise Lender of the occurrence of any "reportable event" or "prohibited transaction" with respect to any such "plan" (as all of the quoted terms are defined in ERISA).

            Section 4.11 Compliance with Laws. Comply with all applicable present and future local, state and federal laws, including, without limitation, environmental laws and regulations; notify Lender immediately if any "hazardous substance" (as defined in CERCLA) is released, discharged, disposed of, stored, or discovered on any real or personal property owned or leased by Borrower or Bank; notify Lender in writing within three days after Borrower or Bank receives notice from any governmental authority or any individual or entity claiming violation of any environmental protection law or regulation, or demanding compliance with any environmental protection law or regulation, or demanding payment, indemnity, or contribution for any environmental damage or injury to natural resources; and permit Lender from time to time to observe Borrower's or Bank's operations and to perform tests (including soil tests and ground water tests) for "hazardous substances" on any real or personal property owned or leased by Borrower or Bank.

            Section 4.12 Regulatory Examinations.
                         -----------------------


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            (a)   Promptly notify Lender of every  examination by any federal or state regulatory body or authority, with respect to the properties, loans, operations, and/or condition of Borrower, Bank, or both, and of the receipt by Borrower or Bank of every examination or other report prepared by such body or authority with respect thereto; and

            (b) if required by Lender, fully and completely assist and cooperate with Lender in requesting approval by such regulatory body or authority of the furnishing to Lender of any such report, and furnish such report to Lender if such approval is given; provided, however, that Lender shall take such steps as may be necessary to assure that all such reports shall remain confidential and shall be used by Lender solely in connection with the administration of the loan in accordance with the provisions of this agreement.

            Section 4.13 Additional Information.  Furnish such other information regarding the operations, business affairs and financial condition of Borrower and Bank as Lender may from time to time reasonably request, including but not limited to, true and exact copies of any monthly management reports to their respective directors, their respective tax returns, and all information furnished to shareholders, or any governmental authority, including the results of any stock evaluation performed.

            Section 4.14 Right of Inspection. Except to the extent, if any, prohibited by applicable law, permit any person designated by Lender to inspect any of the properties, books and financial and other reports and records of Borrower and Bank, including, but not limited to, all documentation and records pertaining to Bank's loans, investments and deposits; and to discuss their affairs, finances and accounts with Borrower's and Bank's principal officers, at all such reasonable times and as often as Lender may reasonably request. If required by Lender, Borrower will pay Lender all applicable loan fees in an amount determined by Lender to be necessary to cover the cost of such inspections, including a reasonable allowance for Lender's overhead as well as out-of-pocket expenses in connection with such inspection.

            Section 4.15 Notice of Default. At the time of Borrower's first knowledge or notice, furnish the Lender with written notice of the occurrence of any event or the existence of any condition which constitutes, or upon written notice or lapse of time or both, would constitute an event of default under the terms of this loan agreement.

            Section 4.16 Compliance with Banking Regulations. At all times be in compliance with, cause Bank to be in compliance with, all banking and bank holding company laws, rules and regulations applicable to Borrower or Bank.

            Section 4.17 Capital Ratio/Equity Capital Adequacy. With respect to the financial statements of the Borrower and Bank, maintain at all times until payment in full of the Loan, capital levels of both Borrower and the Bank in full compliance with all state and federal regulatory authorities, and in no event maintain a total capital ratio of less than seven percent (7%). For purposes hereof, all ratios should be calculated according to federal regulatory guidelines for capital adequacy guidelines for bank-holding companies and banks.

            Section 4.18 [Intentionally Omitted].
                         -----------------------

            Section 4.19 [Intentionally Omitted].
                         -----------------------

            Section 4.20 Bank Account. Maintain its principal transaction account with Lender.

            Section 4.21 Use of Proceeds. Use the proceeds of the Term Loan only to make a loan to a newly formed ESOP which will, in turn, use the loan to purchase shares of stock of the Borrower.

                         ARTICLE V. - NEGATIVE COVENANTS

            Borrower covenants and agrees that, without the prior written consent of Lender, which may be given or withheld in Lender's sole and absolute discretion, so long as it may borrow under this Agreement or so long as any indebtedness remains outstanding under the Term Loan or under the Note, Borrower shall not:

            Section 5.1 Use of Proceeds. Use any proceeds of the Term Loan except for the purposes stated in Section 4.21.

            Section 5.2 Debt. Create, incur, assume, or suffer to exist any indebtedness of any description whatsoever not existing as of the date of this Agreement, except (i) indebtedness incurred under this Agreement.

            Section 5.3 Sale of Assets, Consolidation, Merger, etc. (i) Sell, lease, transfer or otherwise dispose of any of the Collateral (except in the ordinary course of business and as permitted under this Agreement) or all or a substantial part of the properties and assets of Borrower or Bank to any person or entity; (ii) consolidate with or merge into any other entity, or permit another entity to merge into Borrower, or acquire stock in or all or substantially all of the properties or assets of any other person or entity or enter into any reorganization, recapitalization or otherwise change Borrower's corporate structure; provided, that, the Borrower may enter into such transaction so long as ninety percent (90%) of the Borrower's retained earnings (as shown on the prior year's audited financial statements) was retained by the Borrower or its successor; (iii) enter into any arrangement, directly or indirectly with any person or entity whereby Borrower shall sell or transfer any property, real, personal or mixed, and used and useful in the business of the Borrower, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred; (iv) enter into a partnership or joint venture with any person or entity; or (v) authorize or enter into any plan, letter of intent, or agreement to do any of the foregoing.

            Section 5.4 Name; Chief Executive Office. Change its name or the location of its chief executive office.

            Section 5.5 Guaranties, etc. Guarantee or become directly or contingently liable for any obligation or indebtedness of any other person or entity, except that Borrower may endorse negotiable instruments for collection in the ordinary course of business.

            Section 5.6 Investments, Loans. Purchase or hold beneficially any stock, other securities or evidences of indebtedness of, or make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other person or entity except that

Borrower may invest in any of the following if they mature within one year from the date of acquisition thereof: (i) readily marketable direct obligations issued or guaranteed by the United States of America or an agency thereof, (ii) certificates of time deposit issued by commercial banks of recognized standing organized under the laws of, and operating in, the United States of America or one of the States of the United States and having a combined paid-in-capital and paid-in surplus of not less than $10,000,000 in the case of each such bank and
(iii) commercial paper rated at least Prime-1 by Moody's Investors Services, Inc., or A-1 by Standard & Poor's Corporation (or having a comparable rating by another rating service of comparable standing).

            Section 5.7 [Intentionally Omitted].
                        -----------------------

            Section 5.8 Liens. Create, incur, assume or suffer to exist any mortgage, pledge, lien, security interest, charge, or other encumbrance of any nature whatsoever, on any of its properties or assets including, without limitation, the Collateral, and, except for liens in favor of Lender and liens for taxes not yet due and payable or which are being actively contested in good faith by appropriate proceedings and for which adequate reserves are being maintained by Borrower and those liens disclosed to Lender by Borrower in writing prior to the execution of this Agreement.

            Section 5.9 ERISA. Take, or fail to take, any act if such act or failure to act results in the imposition of withdrawal liability under Title IV of ERISA.

            Section 5.10 Environment. Release, discharge, dispose of, store, accept or receive for storage or disposal, or allow to be stored or disposed of, any "hazardous substance" (as defined in CERCLA) on or in any real or personal property owned or leased by Borrower or Bank, except as otherwise expressly consented to by Lender in writing; or release, discharge, use, transport, or dispose of any "hazardous substance" in an unlawful manner.

            Section 5.11 Sale of Receivables. Sell, assign or discount any of the accounts of Borrower to any person or entity other than Lender.

            Section 5.12 Other Negative Covenants. (i) Engage in any business other than that in which Borrower is now engaged or make any material change in the manner in which Borrower conducts Borrower's business; (ii) enter into any transaction which materially and adversely affects Borrower's property or assets or Borrower's ability to repay the Term Loan; (iii) enter into any transaction with any affiliate of Borrower except in the ordinary course of business and upon fair and reasonable terms no less favorable to Borrower than would obtain in a comparable arm's length transaction with a person or entity not an affiliate of Borrower; (iv) prepay any indebtedness which is subordinate to the Note or other indebtedness of Borrower to Lender; or (v) issue, redeem, purchase or retire any of Borrower's capital stock or grant or issue any warrant, right or option pertaining to any of the foregoing, or permit any transfer, sale, redemption, retirement or other change in the ownership of the outstanding capital stock of Borrower.

            Section 5.13 [Intentionally Omitted].
                         -----------------------

            Section 5.14 Certain Financial Covenants.
                         ---------------------------

            (a) Permit the ratio of its capital to its assets to be at any time less than seven percent (7.00%);

            (b) Change the dates of its fiscal year now employed for financial and accounting purposes.

            Section 5.15 Relocation. Cause or permit Borrower or the Bank to relocate its principal office, principal banking office, principal registered office or approved charter location.

                  ARTICLE VI. - EVENTS OF DEFAULT AND REMEDIES

            Section 6.1 Events of Default. Any one or more of the following shall constitute an Event of Default hereunder by Borrower;

            (a) Failure to pay when due any payment of principal or interest due on the Note or any sum due hereunder; or

            (b) Failure to pay when due any payment of principal or interest due on any other obligation for money borrowed or the deferred purchase price of goods or services; or

            (c) Default under any Security Document or any other document, note, agreement, mortgage, security agreement, instrument, or understanding with, held by, or executed in favor of Lender; or

            (d) Should any representation or warranty contained herein or made by or furnished on behalf of Borrower in connection herewith be false or misleading in any material respect as of the date made; or

            (e) Failure to perform or observe any covenant or agreement contained in Articles IV or V of this Agreement; or

            (f)   Failure to pay its debts generally as they become due; or

            (g) Borrower's or Bank's making or taking any action to make an assignment for the benefit of creditors, or petitioning or taking any action to petition any tribunal for the appointment of a custodian, receiver or any trustee for it or a substantial part of its assets, or commencing or taking any action to commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or debtor relief law or statute of any jurisdiction, whether now or hereafter in effect, including, without limitation, any chapter of the federal Bankruptcy Code; or, if there shall have been filed or
                  commenced   against   Borrower  or  Bank  any  such  petition,
                  application or proceeding which is not dismissed within 30 days or in which an order for relief is entered; or should Borrower or Bank by any act or omission indicate its approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties; or should Borrower or Bank suffer to exist any such custodianship, receivership or trusteeship; or

            (h) Borrower's or Bank's concealing, removing, or permitting to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or making or suffering a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or making any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid, or suffering or permitting, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings or distraint which is not vacated within 30 days after the date thereof; or

            (i) Occurrence of any of the following with respect to Borrower or any Bank: death (if an individual), death or withdrawal of a general partner (if a partnership), death or withdrawal of a member (if a limited liability company), dissolution or cessation of business (if a partnership, limited liability company, corporation, or other organization), or insolvency.

            (j) Any executive officer of Borrower or Bank, who in the reasonable judgment of Lender, occupies a position of substantial and material management responsibility shall, by reason of death, permanent disability, or departure from the employ of Borrower or Bank, or for any other reason, ceases to be active in the management of Borrower or Bank and the Borrower or Bank shall not, within a period of one hundred eighty (180) days from such permanent disability, death or departure secure a replacement for said officer (such replacement to be, by reason of his or her experience and credentials, satisfactory to the Lender). For purposes of this section, permanent disability means any disability that prevents such officer from rendering full-time services to Borrower or Bank for sixty (60) consecutive days or in the aggregate for ninety (90) days within a calendar year.

            (k)   [Intentionally Omitted].
                  -----------------------

            (l) If there shall at any time occur, without the prior written approval of the Lender, a change in control (including any change in control under the Change in Bank Control Act of 1978, as amended, and any transaction or restructuring which requires approval under the Bank-holding Company Act of 1956, as amended) of Bank or Borrower.

            (m) The issuance by, or at the request of, any bank regulatory authority of any Supervisory Action (as defined in Section 3.4 hereof), or the taking by Borrower or Bank of any action of the sort described in Section 3.4 to prevent or forestall the imposition by such bank regulatory authority of any such Supervisory Action.

            Section 6.2 Remedies. Upon the occurrence of an Event of Default, Lender may (i) terminate all obligations of Lender to Borrower, including, without limitation, any obligations to lend money under this Agreement or the Note, (ii) declare immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived, the Note and any other note of Borrower held by Lender, including, without limitation, principal, accrued interest and costs of collection (including, without limitation, a reasonable attorney's fee if collected by or through an attorney who is not a salaried employee of Lender, whether through arbitration, in bankruptcy or in other judicial proceedings, including appellate proceedings, which costs Borrower hereby agrees to pay) and
(iii) pursue any remedy available to it under this Agreement, the Note, the Security Documents, or any other note or agreement made by Borrower with Lender, or available at law or in equity. Notwithstanding the foregoing, upon the occurrence of an Event of Default specified in Sections 6.1(g), 6.1(h) or 6.1(i), the Note and any other note of Borrower to Lender, shall immediately and without notice become due and payable without action of any kind on Lender's part.

                           ARTICLE VII. - DEFINITIONS

            Section 7.1 As used in this Agreement, the following terms shall have the meanings set forth below:

            (a) Accounting terms used in this Agreement such as "net income", "working capital", "current assets", "current liabilities", "tangible net worth", and "total liabilities" shall have the meanings normally given them by, and shall be calculated, both as to amounts and classification of items, in accordance with, generally accepted accounting principles.

            (b) "Agreement" means this Term Loan Agreement, as amended or supplemented in writing from time to time.

            (c) "Lender" means the banking corporation or association named in the first sentence of this Agreement and which executes this Agreement below as "Lender", and its successors and assigns.

            (d) "Borrower" means the person or entity named in the first sentence of this Agreement and who executes this Agreement below as "Borrower." For purposes of Section 3.12, 4.10, and
                  5.9 such term also includes any member of a "controlled group" (as defined in ERISA) of which the named Borrower is a member.

            (e)   "CERCLA" is defined in Section 3.13.

            (f)   "Collateral" is defined in Section 2.1.

            (g)   "ERISA" is defined in Section 3.12

            (h)   "Event of Default" is defined in Section 6.1.

            (i) "Fixed Charge Coverage" means a fraction in which the numerator is the sum of the net income of Borrower (after provision for federal and state taxes) for the 12-month period preceding the applicable date plus the interest, lease and rental expenses of Borrower for the period plus the sum of non-cash expenses or allowances for such period (including, without limitation, amortization or write-down of intangible assets, depreciation, depletion, and deferred taxes and expenses) and the denominator is the sum of the current portion of the long-term debt of Borrower as of the applicable date plus the interest, lease and rental expenses for the 12-month period preceding the applicable date. If Borrower has elected treatment as an S Corporation under the Internal Revenue Code, however, "Fixed Charge Coverage" means a fraction in which the numerator is the sum of the net income of Borrower (after deduction of an amount equal to the federal and state income taxes, calculated at the marginal rates which would otherwise have been applicable to Borrower at such time, which Borrower would have been required to pay if it had not elected treatment as an S Corporation for federal and state income tax purposes) for the 12-month period preceding the applicable date plus the interest, lease and rental expenses of Borrower for the period plus the sum of noncash expenses or allowances for such period (including, without limitation, amortization or write-down of intangible assets, depreciation, depletion, and expenses), and the denominator is the sum of the current portion of the long-term debt of Borrower as of the applicable date plus the interest, lease and rental expenses for the 12-month period preceding the applicable date.

            (j)   [Intentionally Omitted].

            (k) "Note" is defined in Section 1.1 and includes any promissory note or notes given in extension or renewal of, or in substitution for, the original Note, and any amendment to the original Note or to any promissory note or notes given in extension or renewal of, or in substitution for, such note.

            (l)   "Term Loan" is defined in Section 1.1.

            (m)   "Security Document" is defined in Section 2.1.

                          ARTICLE VIII. - MISCELLANEOUS

            Section 8.1 No Waiver. No delay or failure on the part of Lender in the exercise of any right, power or privilege granted under this Agreement or the Note, or available at law or in equity, shall impair any such right, power or privilege or be construed as a waiver of any Event of Default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against Lender unless made in writing and signed by Lender, and then only to the extent expressly specified therein.

            Section 8.2 Notices. All notices or consents required or permitted by this Agreement shall be in writing and shall be deemed to have been given or made (i) when actually received, if delivered by hand or sent by facsimile transmission, or (ii) upon the earlier of actual receipt or five (5) days after mailing, if sent by U.S. Mail, postage prepaid, and addressed as follows:

      (a) If to Lender,                 Alabama Banker's Bank
                                        1000 Urban Center Drive, Suite 240
                                        Birmingham, Alabama 35242
                                        Facsimile Number: (205) 969-0074
                                        Attention: William H. Pitts, Jr.

      (b) If to Borrower,               FirstFed Bancorp, Inc.
                                        1630 4th Avenue North
                                        Bessemer, Alabama 35020
                                        Facsimile Number:
                                        Attention: B.K. Goodwin

Either Borrower or Lender, or both, may change its address for notice purposes by notice to the other party in the manner provided herein.

            Section 8.3 Governing Law. This Agreement and the Note shall be governed by and construed and enforced in accordance with the substantive laws of the United States and, to the extent not inconsistent therewith, the laws of the State of Alabama, without regard to principles governing conflicts of law.

            Section 8.4 Survival of Representations and Warranties. All representations and warranties contained in this Agreement or made or furnished on behalf of Borrower in connection herewith shall survive the execution and delivery of this Agreement and the Note and the making of the Term Loan, and shall survive until the Term Loan and all interest thereon are paid in full, and thereafter as provided in Section 8.10.

            Section 8.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of Borrower and Lender, and their respective successors and assigns; provided, however, Borrower shall have no right to assign its rights or obligations hereunder to any person or entity.

            Section 8.6 Time of the Essence. Time is of the essence in the payment and performance of every term and covenant of this Agreement and the Note.

            Section  8.7  Amendments,  etc.  This  Agreement  may be  amended or modified, and Borrower may take any action herein prohibited, or omit to perform any action required to be performed by it, only if Borrower shall obtain the prior written consent of Lender to such amendment, modification, action or omission to act, and no course of dealing between Borrower and Lender shall operate as a waiver of any right, power or privilege granted under this Agreement, under the Note or the Security Documents, or available at law or in equity. This Agreement, the Note and the Security Documents contain the entire agreement between Borrower and Lender regarding the Term Loan and the Collateral. No oral representations or statements shall be binding on Lender, and no agent of Lender has the authority to vary the terms of this Agreement except in writing on the face hereof or on a separate page attached hereto.

            Section 8.8 Cumulative Rights. All rights, powers, privileges and remedies granted hereunder shall be cumulative, may be exercised successively or concurrently, and shall not be exclusive of any other rights, powers, privileges or remedies granted by the Note, the Security Documents or any other document or agreement, or available at law or in equity.

            Section 8.9 Set-off, etc. Upon the occurrence and during the continuation of an Event of Default, Borrower recognizes Lender's right, without notice or demand, to apply any indebtedness due or to become due to Borrower from Lender in satisfaction of any of the indebtedness, liabilities or obligations of Borrower under this Agreement, under the Note, or under any other note, instrument, agreement, document or writing of Borrower held by or executed in favor of Lender, including, without limitation, the right to set off against any deposits and cash collateral of Borrower held by Lender. In addition to the right of setoff, as additional collateral for the Term

Loan, Borrower hereby grants to Lender a continuing lien on and security interest in all deposit accounts of Borrower now or hereafter held by Lender, including all certificates of deposit now or hereafter issued to Borrower by Lender.

            Section 8.10 Indemnity. Borrower hereby agrees to indemnify Lender and its officers, directors, agents and attorneys against, and to hold Lender and all such other persons harmless from, any claims, demands, liabilities, costs, damages, and judgments (including, without limitation, liability under CERCLA, the Federal Resource Conservation and Recovery Act, or other environmental law or regulation, and costs of defense and attorneys' fees) resulting from any Representation or Warranty made by Borrower or on Borrower's behalf pursuant to Article III of this Agreement having been false when made, or resulting from Borrower's breach of any of the covenants set forth in Articles IV or V of this Agreement. This Agreement of indemnity shall be a continuing agreement and shall survive payment of the Term Loan and the Note and termination of this Agreement.

            Section 8.11 Participations. Lender may sell undivided interests ("Participations") in the Term Loan to other financial institutions and insurance companies ("Participants") from time to time. Borrower consents to such sales and agrees that Lender may furnish financial and other information regarding Borrower from time to time to actual and potential Participants.

            Section 8.12 Severability. Any provision of this Agreement or any other loan document to which Borrower is or is to be a party which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            Section 8.13 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but when taken together shall constitute but one agreement, and any party may execute this Agreement by executing and delivering any one or more of such counterparts.

            Section 8.14 Section Titles. The section titles contained in this Agreement are for convenience only, are without substantive meaning, and are not a part of the agreement between the parties hereto.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

            WITNESS the hands and seals of the parties hereto or their duly authorized officers, partners, members or agents on or as of the date first above written.

                                        BORROWER:

                                                FIRSTFED BANCORP, INC.

                                        By: ____________________________________
                                        Its: ___________________________________


ATTEST:

By: ____________________________________
Its: ___________________________________


                                        LENDER:

                                                ALABAMA BANKER'S BANK

                                        By: ____________________________________
                                        Its: ___________________________________

                             STOCK PLEDGE AGREEMENT

      THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement"), as of the 29th day of December, 2005, made by FIRSTFED BANCORP, INC., a Delaware corporation (the "Pledgor") with ALABAMA BANKER'S BANK, an Alabama banking corporation (the "Pledgee"),

                              W I T N E S S E T H:
                              --------------------

      WHEREAS, the Pledgor and the Pledgee have entered into the Note, as defined herein; and

      WHEREAS, as an inducement to the Pledgee to make the loan provided for in the Note, the Pledgor agreed to execute this Pledge Agreement and, pursuant hereto, to pledge the Pledged Stock, as defined in this Pledge Agreement, as security for the prompt payment and performance of the Obligations (as defined herein); and

      WHEREAS, the obligation of the Pledgee to make the Loan is subject to the condition, among others, that the Pledgor shall execute and deliver this Pledge Agreement and grant the security interest hereinafter described in order to secure the due and punctual payment, discharge and performance of each and every Obligation of the Pledgor.

      NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the Pledgor hereby agrees with the Pledgee as follows:

      1. (a) The term "Event of Default" as used in this Pledge Agreement means the occurrence of any of the following:

                  (i) the occurrence of any Default or Event of Default under the Note;

                  (ii) the breach by the Pledgor of any of the covenants made by the Pledgor in this Pledge Agreement; or

                  (iii) the material  falsity of any of the  representations  or warranties made by the Pledgor in this Pledge Agreement on or as of the date when made, or at any time after the date when made if such representation or warranty subsequently becomes untrue and remains untrue for ten days or longer.

            (b) The term "Pledged Stock" as used in this Pledge Agreement means the shares of stock described in Schedule I hereto, together will all certificates, options, rights, warrants, dividends and other distributions now existing or hereafter issued, payable or arising as an addition to, in substitution or in exchange for, or on account of, any such shares, and all proceeds of all the foregoing, whether now or hereafter owned or acquired by the Pledgor.

            (c) The term "Obligations" as used in this Pledge Agreement means every loan of money and other extension of credit heretofore, now, or hereafter made to Pledgor, including, without limitation:

                  (i) The principal of and all interest on that certain promissory note of even date herewith made by Pledgor and payable to Pledgee or its order, in the original principal sum of $6,000,000.00 (as such promissory note may be hereafter modified, increased, amended or renewed, and together with any promissory note given in substitution or renewal or amendment and restatement thereof, the "Note"), including, but without limitation, the payment of all interest after default and interest on any amount withheld or refused on account of any set-off or other deduction as provided in the Note, late charges and all costs of collection, including reasonable attorneys' fees; and

                  (ii) Every guaranty of payment or collection of the debt of another heretofore, now, or hereafter entered into by the Pledgor with Pledgee; and

                  (iii) The  payment  and   performance   of  all  of  Pledgor's
                        obligations under this Pledge Agreement; and

                  (iv) All other indebtedness and other obligations of the Pledgor to Pledgee, including all sums paid to Pledgee for Pledgor's account by Pledgor or any other person which are later recovered back from Pledgee by Pledgor or any representative of Pledgor or of Pledgor's creditors, such as a trustee in bankruptcy, and any intended cash sale where the cash consideration was not actually received by Pledgee; whether any of the foregoing debts and other obligations are joint or several, primary or secondary, direct or indirect, otherwise secured or unsecured, whether originally payable or owed to Pledgee or acquired by Pledgee from another, and whether now existing or hereafter incurred prior to termination of this Agreement as hereinafter provided.

            (d) The terms "Secured Obligations" as used in this Pledge Agreement means, collectively, the "Obligations" as defined herein and all obligations of the Pledgor to pay money or perform acts under this Pledge Agreement.

            (e) All other capitalized terms used in this Pledge Agreement and not specifically defined herein shall have the respective meanings assigned to them in the Note.

      2. (a) As security for the prompt payment and performance of the Obligations, the Pledgor hereby assigns, transfers and pledges the Pledged Stock to the Pledgee and grants to the Pledgee a lien thereon and security interest therein.

            (b) If the Pledgor shall become entitled to receive or shall receive, in connection with any of the Pledged Stock, any:

                  (i) stock certificates, including, but without limitation, any certificates representing a stock dividend or issued in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off;

                  (ii) stock certificates received in connection with Pledgor's exercise of any stock options granted to it;

                  (iii) options, warrants, or rights, whether as an addition to, or in substitution or in exchange for, any of the Pledged Stock, or otherwise;

                  (iv)  dividends   or   distributions   payable  in   property,
                        including securities issued by other than the issuer of any of the Pledged Stock; or

                  (v)   cash dividends or distributions  of any sort,  except as
                        otherwise   provided  in  subparagraph  (d)  below  with
                        respect to cash dividends paid out of earned surplus,

the Pledgor shall accept the same as the Pledgee's agent, in trust for the Pledgee, and shall deliver the same forthwith to the Pledgee in the exact form received with, as applicable, the Pledgor's endorsement, when necessary, or appropriate stock powers duly executed in blank, to be held by the Pledgee, subject to the terms hereof, as part of the Pledged Stock.

            (c) Upon an event of default, the Pledgee may at its election have any or all of the Pledged Stock registered in its name or that of its nominee, and the Pledgor hereby covenants that, upon the Pledgee's request, the Pledgor will cause the issuer, transfer agent, or registrar of the Pledged Stock to effect such registration. Immediately and without further notice upon the occurrence of an Event of Default, whether or not the Pledged Stock shall have been registered in the name of the Pledgee or its nominee, the Pledgee or its nominee shall have, with respect to the Pledged Stock, the right to exercise all voting rights as to all of the Pledged Stock, to waive notice of stockholders' meetings, to execute actions by written consent in lieu of a meeting, and all other corporate rights, and all conversion, exchange, subscription and other rights, privileges and options pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to exchange any or all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, privilege, or option pertaining to any of the Pledged Stock, and, in connection therewith, to deliver any of the Pledged Stock to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or any delay in so doing.

            (d)  Unless  an  Event  of  Default   shall  have  occurred  and  be
continuing, and unless otherwise prohibited by the Note, the Pledgor shall be entitled to receive for its own use cash dividends paid out of earned surplus.
Upon the occurrence of an Event of Default, the Pledgee may at its election require any or all such cash dividends to be delivered to the Pledgee, and the Pledgor agrees upon request to deliver such dividends to the Pledgee as and when received, endorsed to the order of the Pledgee or in blank, to be cashed and held by the Pledgee as additional security hereunder or, at the Pledgee's election, to be applied toward the payment or performance of the Secured Obligations. Pending delivery of such cash dividends to the Pledgee, the Pledgor agrees to hold the same as the Pledgee's agent, in trust for the Pledgee.

            (e) The Pledgor warrants and will, at its own expense, defend the Pledgee's right, title, special property and security interest in and to the Pledged Stock against the claims of any person, firm, corporation or other entity. This warranty and covenant shall survive the termination of this Pledge Agreement.

            (f) The Pledgor shall use its best efforts, upon the request of the Pledgee, to cause any issuer, transfer agent, or registrar of the Pledged Stock to take all such actions and execute all such documents as may be necessary or appropriate to (i) remove any restrictive legends placed on the Pledged Stock that are not legally required for such Pledged Stock held by the Pledgee; (ii) after an Event of Default, effect any sale or sales of Pledged Stock in accordance with Rule 144 under the Securities Act; and (iii) after an Event of Default, effect any sale or other distribution of the Pledged Stock in any lawful public or private sale or other disposition.

      3. (a) Upon the occurrence of an Event of Default, the Pledgee may at its election, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of time and place of public or private sale and any other notice which is required by law and cannot be waived) to or upon the Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), realize upon the Pledged Stock or any part thereof, and may sell or otherwise dispose of and deliver the Pledged Stock or any part thereof or interest therein, in one or more parcels, at public or private sale or sales, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, at such prices and on such terms (including, but without limitation, a requirement that any purchaser of all of any part of the Pledged Stock purchase the shares constituting the Pledged Stock for investment and without any intention to make a distribution thereof) as it may deem appropriate and as shall be commercially reasonable, for cash or on credit, or for future delivery without assumption of any credit risk, with the right in the Pledgee or any purchaser to purchase upon any such sale the whole or any part of the Pledged Stock free of any right or equity of redemption in the Pledgor.

            (b) Upon an occurrence of an Event of Default, the Pledgee may, at its election, either (i) exercise any unexercised options held by Pledgor and, in connection with the exercise thereof, require that the stock certificates evidencing the shares received upon such exercise be issued to Pledgee, or (ii) assign said unexercised options to any one or more third parties. The disposition of the optioned shares or the options, as applicable, shall be made pursuant to the terms of paragraph 3(a) hereof. The Pledgor agrees to execute and deliver any and all such documents, instruments, certificates, directions and other writings as may be requested by the Pledgee, in order to permit the Pledgee to confirm and consummate the transfer or other disposition of the options or the optioned shares pursuant to this paragraph 3(b), and the

Pledgor further agrees that the Pledgee may, at its election, utilize any Power of Attorney granted to Pledgee in order to execute any and all such writings for, and in the name, place and stead of Pledgor.

            (c) The proceeds of any such disposition or other action by the Pledgee shall be applied as follows:

                  (i) first, to the costs and expenses incurred in connection therewith or incidental thereto or in the care or safekeeping of any of the Pledged Stock or in any way relating to the rights of the Pledgee hereunder, including brokers' fees and commissions and reasonable attorneys' fees and legal expenses;

                  (ii) second, to the payment and performance of the Secured Obligations;

                  (iii) third,  to the payment of any other amounts  required by applicable law (including, without limitation, Section 9-615(a)(3) of the Uniform Commercial Code); and

                  (iv) fourth, to the Pledgor or its transferees, to the extent of any surplus proceeds.

            (d) The Pledgee need not give more than ten days' notice of the time and place of any public sale or of the time after which any private sale may take place, which notice the Pledgor hereby agrees to be reasonable; provided, however, that the Pledgee at any time, without any notice to the Pledgor, may sell any of the Pledged Stock which is customarily sold on a recognized market.

            (e) The Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or a part of the Pledged Stock and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Stock for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Pledgee than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Pledgee has no obligation to delay sale of any Pledged Stock to permit the issuer thereof to register it for public sale under the Securities Act.

      4. The Pledgor represents and warrants that:

            (a) it has, and has duly exercised, all requisite power and authority to enter into this Pledge Agreement, to pledge the Pledged Stock for the purposes described in paragraph 2(a), and to carry out the transactions contemplated by this Pledge Agreement;

            (b) it is the  legal  and  beneficial  owner  of all of the  Pledged
Stock;

            (c) all of the shares of the Pledged Stock are owned by the Pledgor free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such shares or the proceeds thereof, except for that granted hereunder; and

            (d) upon delivery of the Pledged Stock to the Pledgee or its agent, this Pledge Agreement shall create a valid first lien upon and perfected security interest in the Pledged Stock and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance, or agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock.

      5. (a) The Pledgor will not, without the Pledgee's written consent obtained in advance:

                  (i) sell, give or otherwise dispose of any of the Pledged Stock or any interest therein or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in, or with respect to, any of the Pledged Stock or the proceeds thereof, other than that created hereby; or

                  (ii) consent to or approve the issuance of any additional shares of any class of capital stock by the issuer of the Pledged Stock; or any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares; or any warrants, options, rights, or other commitments entitling any person to purchase or otherwise acquire any such shares.

            (b) The Pledgor shall, upon the request of the Pledgee, promptly deliver to the Pledgee all written notices, and promptly give the Pledgee written notice of any other notices, received by the Pledgor with respect to Pledged Stock at any time after such request is made.

            (c) The Pledgor shall at any time, and from time to time, upon the request of the Pledgee, execute and deliver such further documents and do such further acts and things as the Pledgee may reasonably request to effect the purposes of this Pledge Agreement.

            (d) The Pledgor shall, at any time and from time to time, execute in blank and deliver to the Pledgee an Irrevocable Stock Assignment and Power of Attorney, in substantially the form of Exhibit A hereto, with respect to each certificate or instrument now or hereafter evidencing the Pledged Stock.

      6. (a) Upon the occurrence of an Event of Default, the Pledgee agrees to deliver irrevocable proxies with respect to the Pledged Stock in form satisfactory to the Pledgee, and, until receipt of such separate proxies, this Pledge Agreement shall constitute the Pledgor's proxy to the Pledgee or its nominee to vote all shares of Pledged Stock then registered in the Pledgor's name at any and all such times as the Pledgee has the right to vote such shares pursuant to the terms of this Pledge Agreement. Such power of attorney granted hereby is coupled with an interest and is irrevocable.

            (b) Whenever any checks, drafts or other instruments are delivered to or come into the possession of the Pledgee and the Pledgee has the right at such time under this Pledge Agreement or otherwise to hold such writings or the sums evidenced thereby as additional security hereunder or to apply the same toward the payment or performance of the Obligations, the Pledgee is authorized to endorse such writings in the name of the Pledgor, and the Pledgor hereby irrevocably constitutes and appoints the Pledgee, its officers and agents, as its attorneys-in-fact for such purposes.

      7. Upon the final, nonavoidable payment and performance in full of all of the Secured Obligations, the termination of all commitments of the Pledgee to lend money or otherwise extend credit under the Note, the payment of all additional costs and expenses of the Pledgee as provided herein, and written demand for termination from the Pledgor to the Pledgee, the Pledgee shall deliver to the Pledgor a written termination of this Pledge Agreement and thereupon this Pledge Agreement (except paragraph 2(e) hereof with respect to any of the Pledged Stock sold or otherwise disposed of by the Pledgee) shall terminate and the Pledgee shall deliver to the Pledgor, at the Pledgor's expense, such of the Pledged Stock as shall not have been sold or otherwise applied or disposed of pursuant to this Pledge Agreement. Until termination, this Pledge Agreement shall be a continuing agreement in every respect, even if from time to time there are no outstanding Secured Obligations.

      8. Any notices or consents required or permitted by this Pledge Agreement shall be in writing and shall be deemed delivered if delivered in person or sent by certified mail, postage prepaid, return receipt requested, or facsimile, as follows, unless such address is changed by written notice hereunder:

                  (1)   If to the Pledgor:
                        FirstFed Bancorp, Inc.
                        1630 4th Avenue North
                        Bessemer, Alabama 35020
                        Attn: B. K. Goodwin
                        Facsimile: ___________________

                  (2)   If to the Pledgee:
                        Alabama Banker's Bank
                        1000 Urban Center Drive
                        Suite 240
                        Birmingham, Alabama 35242
                        Attn: William H. Pitts, Jr.
                        Facsimile: (205) 969-0574

      9. (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held by it hereunder, the Pledgee shall have no duty or liability to preserve the value of the Pledged Stock or any rights pertaining thereto and shall be relieved of all responsibility for the Pledged Stock upon surrendering it or tendering surrender of it to the Pledgor.

            (b) No course of dealing between the Pledgor and the Pledgee, or any failure to exercise or any delay in exercising any right, power or privilege of the Pledgee hereunder or under the Note, shall operate as a waiver of the Pledgee's rights and remedies under the Pledge Agreement, the Note, or applicable law; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            (c) The rights and remedies provided herein and in the Note and in all other agreements, instruments, and documents delivered pursuant to or in connection with the Note or this Pledge Agreement are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

            (d) The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Pledge Agreement in any jurisdiction.

            (e) This Pledge Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

            (f) If two or more persons or entities execute this Pledge Agreement as Pledgors, such Pledgors shall be jointly and severally bound and obligated hereunder, and the terms "the Pledgor" and "its" as used herein mean and include each such Pledgor and also all of such Pledgors.

            (g) This Pledge Agreement shall be construed in accordance with the substantive law of the United States and the State of Alabama without regard to principles of conflicts of law, except to the extent that the application of the law of another jurisdiction is required to give effect to or to make enforceable any of the provisions hereof.

            (h) The Pledgor hereby waives acceptance and notice of acceptance of this Pledge Agreement by the Pledgor and agrees that this Pledge Agreement will be fully effective when executed by the Pledgor and delivered to the Pledgee.

            (i) This Pledge Agreement is intended to take effect as an instrument under seal.

            (j) Pledgor and Pledgee hereby waive any right to trial by jury in any litigation arising out of or relating to this Pledge Agreement or the Loan. Pledgor certifies that no representative or agent of Pledgee or Pledgee's counsel has represented, expressly or otherwise, that Pledgee will not seek to enforce this waiver of jury trial. Pledgor acknowledges that the Pledgee has been induced to enter into the Loan in part because of the provisions of this paragraph concerning waiver of jury trial and that, but for this provision, the interest rate on the Loan would be higher. The Pledgor and Pledgee agree that either may file a copy of this Pledge Agreement with any court as written evidence of the knowing, voluntary and bargained for agreement between the parties irrevocably to waive trial by jury and that any dispute or controversy of any kind whatsoever between them shall instead be tried in a court competent jurisdiction by a judge sitting without a jury.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and its seal to be affixed hereto on or as of the date and year first above written.

                                        THE PLEDGOR:

                                                FIRSTFED BANCORP, INC.


                                        By: ____________________________________

                                        Its: ___________________________________


                                        Accepted at Birmingham, Alabama

                                        THE PLEDGEE:

                                                ALABAMA BANKER'S BANK


                                        By: ____________________________________
                                        Its: ___________________________________


                                        Date: __________________________________

                                   SCHEDULE I

                        Certificate         Number
       Issuer               No.           Of Shares             Shareholder
--------------------------------------------------------------------------------
First Financial Bank                                      FirstFed Bancorp, Inc.

                                    EXHIBIT A
                           (to Stock Pledge Agreement)

              STOCK ASSIGNMENT AND POWER SEPARATE FROM CERTIFICATE

KNOW ALL MEN BY THESE PRESENTS:

      THAT the undersigned FIRSTFED BANCORP, INC.

FOR VALUE RECEIVED, has bargained, sold, assigned, and transferred, and by these presents does bargain, sell, assign and transfer unto ___________________ ({_______________}) shares, represented by certificate(s) No. {_______________}
(the "Stock"), of the common stock of FIRST FINANCIAL BANK standing in the name of the undersigned on the books of said Corporation, AND does hereby irrevocably constitute and appoint _________________________ the true and lawful Attorney(s) for and in the name and stead of the undersigned, to sell, assign, and transfer all or any part of said Stock, and for that purpose to make and execute all necessary assignments and transfers thereof, and to substitute one or more persons with like power, AND does hereby ratify and confirm all that said
Attorney(s) or such substitute or substitutes shall lawfully do by virtue hereof.

      IN WITNESS WHEREOF, the duly authorized officer(s) of the undersigned have executed this instrument on its behalf and have affixed its seal hereto at {__________________}, Alabama on or as of this _____ day of ______________,
20{____}.

                                                FIRSTFED BANCORP, INC.

                                        By: ____________________________________

                                        Its: ___________________________________


                                        SIGNATURES GUARANTEED

                                        ________________________________________

                                        By: ____________________________________
                                        Its: ___________________________________

              STOCK ASSIGNMENT AND POWER SEPARATE FROM CERTIFICATE

KNOW ALL MEN BY THESE PRESENTS:

      THAT the undersigned FIRSTFED BANCORP, INC.

FOR VALUE RECEIVED, has bargained, sold, assigned, and transferred, and by these presents does bargain, sell, assign and transfer unto _________________ (__________) shares, represented by certificate No. ______________ (the "Stock"), of the common stock of FIRST FINANCIAL BANK standing in the name of the undersigned on the books of said Corporation, AND does hereby irrevocably constitute and appoint _________________________ the true and lawful Attorney(s) for and in the name and stead of the undersigned, to sell, assign, and transfer all or any part of said Stock, and for that purpose to make and execute all necessary assignments and transfers thereof, and to substitute one or more persons with like power, AND does hereby ratify and confirm all that said
Attorney(s) or such substitute or substitutes shall lawfully do by virtue hereof.

      IN WITNESS WHEREOF, the duly authorized officer(s) of the undersigned have executed this instrument on its behalf and have affixed its seal hereto at Birmingham, Alabama on or as of this 29th day of December, 2005.

                                                FIRSTFED BANCORP, INC.

                                        By: ____________________________________

                                        Its: ___________________________________


                                        SIGNATURES GUARANTEED

                                        ________________________________________

                                        By: ____________________________________
                                        Its: ___________________________________

              STOCK ASSIGNMENT AND POWER SEPARATE FROM CERTIFICATE

KNOW ALL MEN BY THESE PRESENTS:

      THAT the undersigned FIRSTFED BANCORP, INC.

FOR VALUE RECEIVED, has bargained, sold, assigned, and transferred, and by these presents does bargain, sell, assign and transfer unto _________________ (_______________) shares, represented by certificate(s) No. _______________ (the
"Stock"), of the common stock of FIRST FINANCIAL BANK standing in the name of the undersigned on the books of said Corporation, AND does hereby irrevocably constitute and appoint _________________________ the true and lawful Attorney(s) for and in the name and stead of the undersigned, to sell, assign, and transfer all or any part of said Stock, and for that purpose to make and execute all necessary assignments and transfers thereof, and to substitute one or more persons with like power, AND does hereby ratify and confirm all that said
Attorney(s) or such substitute or substitutes shall lawfully do by virtue hereof.

      IN WITNESS WHEREOF, the duly authorized officer(s) of the undersigned have executed this instrument on its behalf and have affixed its seal hereto at Birmingham, Alabama on or as of this 29th day of December, 2005.

                                                FIRSTFED BANCORP, INC.

                                        By: ____________________________________

                                        Its: ___________________________________


                                        SIGNATURES GUARANTEED

                                        ________________________________________

                                        By: ____________________________________
                                        Its: ___________________________________

              STOCK ASSIGNMENT AND POWER SEPARATE FROM CERTIFICATE

KNOW ALL MEN BY THESE PRESENTS:

      THAT the undersigned FIRSTFED BANCORP, INC.

FOR VALUE RECEIVED, has bargained, sold, assigned, and transferred, and by these presents does bargain, sell, assign and transfer unto _________________ (_______________) shares, represented by certificate(s) No. _______________ (the
"Stock"), of the common stock of FIRST FINANCIAL BANK standing in the name of the undersigned on the books of said Corporation, AND does hereby irrevocably constitute and appoint _________________________ the true and lawful Attorney(s) for and in the name and stead of the undersigned, to sell, assign, and transfer all or any part of said Stock, and for that purpose to make and execute all necessary assignments and transfers thereof, and to substitute one or more persons with like power, AND does hereby ratify and confirm all that said
Attorney(s) or such substitute or substitutes shall lawfully do by virtue hereof.

      IN WITNESS WHEREOF, the duly authorized officer(s) of the undersigned have executed this instrument on its behalf and have affixed its seal hereto at Birmingham, Alabama on or as of this 29th day of December, 2005.

                                                FIRSTFED BANCORP, INC.

                                        By: ____________________________________

                                        Its: ___________________________________


                                        SIGNATURES GUARANTEED

                                        ________________________________________

                                        By: ____________________________________
                                        Its: ___________________________________

              STOCK ASSIGNMENT AND POWER SEPARATE FROM CERTIFICATE

KNOW ALL MEN BY THESE PRESENTS:

      THAT the undersigned FIRSTFED BANCORP, INC.

FOR VALUE RECEIVED, has bargained, sold, assigned, and transferred, and by these presents does bargain, sell, assign and transfer unto _________________ (_______________) shares, represented by certificate(s) No. _______________ (the
"Stock"), of the common stock of FIRST FINANCIAL BANK standing in the name of the undersigned on the books of said Corporation, AND does hereby irrevocably constitute and appoint _________________________ the true and lawful Attorney(s) for and in the name and stead of the undersigned, to sell, assign, and transfer all or any part of said Stock, and for that purpose to make and execute all necessary assignments and transfers thereof, and to substitute one or more persons with like power, AND does hereby ratify and confirm all that said
Attorney(s) or such substitute or substitutes shall lawfully do by virtue hereof.

      IN WITNESS WHEREOF, the duly authorized officer(s) of the undersigned have executed this instrument on its behalf and have affixed its seal hereto at Birmingham, Alabama on or as of this 29th day of December, 2005.

                                                FIRSTFED BANCORP, INC.

                                        By: ____________________________________

                                        Its: ___________________________________


                                        SIGNATURES GUARANTEED

                                        ________________________________________

                                        By: ____________________________________
                                        Its: ___________________________________

              STOCK ASSIGNMENT AND POWER SEPARATE FROM CERTIFICATE

KNOW ALL MEN BY THESE PRESENTS:

      THAT the undersigned FIRSTFED BANCORP, INC.

FOR VALUE RECEIVED, has bargained, sold, assigned, and transferred, and by these presents does bargain, sell, assign and transfer unto _________________ (_______________) shares, represented by certificate(s) No. _______________ (the
"Stock"), of the common stock of FIRST FINANCIAL BANK standing in the name of the undersigned on the books of said Corporation, AND does hereby irrevocably constitute and appoint _________________________ the true and lawful Attorney(s) for and in the name and stead of the undersigned, to sell, assign, and transfer all or any part of said Stock, and for that purpose to make and execute all necessary assignments and transfers thereof, and to substitute one or more persons with like power, AND does hereby ratify and confirm all that said
Attorney(s) or such substitute or substitutes shall lawfully do by virtue hereof.

      IN WITNESS WHEREOF, the duly authorized officer(s) of the undersigned have executed this instrument on its behalf and have affixed its seal hereto at Birmingham, Alabama on or as of this 29th day of December, 2005.

                                                FIRSTFED BANCORP, INC.

                                        By: ____________________________________

                                        Its: ___________________________________


                                        SIGNATURES GUARANTEED

                                        ________________________________________

                                        By: ____________________________________
                                        Its: ___________________________________

              STOCK ASSIGNMENT AND POWER SEPARATE FROM CERTIFICATE

KNOW ALL MEN BY THESE PRESENTS:

      THAT the undersigned FIRSTFED BANCORP, INC.

FOR VALUE RECEIVED, has bargained, sold, assigned, and transferred, and by these presents does bargain, sell, assign and transfer unto _________________ (_______________) shares, represented by certificate(s) No. _______________ (the
"Stock"), of the common stock of FIRST FINANCIAL BANK standing in the name of the undersigned on the books of said Corporation, AND does hereby irrevocably constitute and appoint _________________________ the true and lawful Attorney(s) for and in the name and stead of the undersigned, to sell, assign, and transfer all or any part of said Stock, and for that purpose to make and execute all necessary assignments and transfers thereof, and to substitute one or more persons with like power, AND does hereby ratify and confirm all that said
Attorney(s) or such substitute or substitutes shall lawfully do by virtue hereof.

      IN WITNESS WHEREOF, the duly authorized officer(s) of the undersigned have executed this instrument on its behalf and have affixed its seal hereto at Birmingham, Alabama on or as of this 29th day of December, 2005.

                                                FIRSTFED BANCORP, INC.

                                        By: ____________________________________

                                        Its: ___________________________________


                                        SIGNATURES GUARANTEED

                                        ________________________________________

                                        By: ____________________________________
                                        Its: ___________________________________

              STOCK ASSIGNMENT AND POWER SEPARATE FROM CERTIFICATE

KNOW ALL MEN BY THESE PRESENTS:

      THAT the undersigned FIRSTFED BANCORP, INC.

FOR VALUE RECEIVED, has bargained, sold, assigned, and transferred, and by these presents does bargain, sell, assign and transfer unto _________________ (_______________) shares, represented by certificate(s) No. _______________ (the
"Stock"), of the common stock of FIRST FINANCIAL BANK standing in the name of the undersigned on the books of said Corporation, AND does hereby irrevocably constitute and appoint _________________________ the true and lawful Attorney(s) for and in the name and stead of the undersigned, to sell, assign, and transfer all or any part of said Stock, and for that purpose to make and execute all necessary assignments and transfers thereof, and to substitute one or more persons with like power, AND does hereby ratify and confirm all that said
Attorney(s) or such substitute or substitutes shall lawfully do by virtue hereof.

      IN WITNESS WHEREOF, the duly authorized officer(s) of the undersigned have executed this instrument on its behalf and have affixed its seal hereto at Birmingham, Alabama on or as of this 29th day of December, 2005.

                                                FIRSTFED BANCORP, INC.

                                        By: ____________________________________

                                        Its: ___________________________________


                                        SIGNATURES GUARANTEED

                                        ________________________________________

                                        By: ____________________________________
                                        Its: ___________________________________

                                 PROMISSORY NOTE

$6,190,000.00                                          Birmingham, Alabama
                                                               December 29, 2005

      FOR VALUE RECEIVED, the undersigned FIRSTFED BANCORP, INC., a Delaware corporation ("Borrower"), promises to pay to the order of ALABAMA BANKER'S BANK, an Alabama banking corporation ("Lender" or, together with any successor or any other holder of this Note, "Holder"), at the office of the Lender at 1000 Urban Center Drive, Suite 240, Birmingham, Alabama 35242, or at such other place as the Holder may designate, the principal sum of Six Million One Hundred Ninety Thousand and 00/100 Dollars ($6,190,000.00) in legal tender of the United States of America and immediately available funds at the place payment is due, together with interest thereon calculated at the rate and in the manner set forth below. Interest shall accrue on the unpaid balance of this Note at a floating per annum rate equal to the "Prime Rate", as hereinafter defined. Interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

      As used herein, the "Prime Rate" shall mean that per annum rate of interest announced by Holder from time to time as its prime rate. The Prime Rate is not necessarily the lowest rate of interest offered by Lender to any Borrower. The Prime Rate may change from time to time, upward or downward, and the rate of interest payable by the Borrower hereunder shall change simultaneously with each such change in the Prime Rate. The Prime Rate as of the date of this Note is ______________ percent, per annum (_____%), and accordingly the rate of interest initially payable hereunder is _____________ percent, per annum (____%).

            Borrower promises to pay accrued interest on the principal sum of this note on the 31st day of each March, June, September and December hereafter commencing March 31, 2006, and another such installment shall be due and payable on the same day of each March, June, September and December thereafter and at final maturity of the principal sum. In addition to such payments of interest, Borrower promises to pay the principal sum of this note in equal annual installments of principal in the amount of $412,666.66 each and one final installment in the amount of the unpaid principal amount of this note, all accrued but unpaid interest thereon, and all other sums, if any, then due but unpaid under this note. The first such installment shall be due and payable on December 31, 2006, and another such installment shall be due and payable on the same day of each year thereafter until December 31, 2020, at which time the final installment shall be due and payable.

      In relation to any payment made by Borrower to Lender, each such payment shall be applied first to accrued but unpaid interest, next to any late charges and other charges then due and owing under this Note, and then in reduction of the principal sum.

      If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or any day on which the Holder of this Note is legally closed to business, such payment shall be made on the next succeeding business day, and interest shall continue to accrue on the entire unpaid balance of the principal sum of this Note until such payment is received by the Holder.

      Borrower may prepay this Note in full or in part without premium or penalty.

      This Note is the note referred to in, and is entitled to the security of that certain Stock Pledge Agreement from Borrower to Secured Party evidencing a pledge of stock held by Borrower in First Financial Bank.

      Borrower agrees to pay to the Lender, on demand, a late charge on any scheduled payment hereunder that is in default 10 days or more. The late charge shall be equal to 5% of the amount of such scheduled installment in default, but not less than $20.00 nor greater than the maximum amount permitted by law, whichever is less. This late charge shall be in addition to any default interest payable hereunder, as provided for herein.

      Without in any way limiting the generality of the foregoing, the occurrence of any one or more of the following events shall constitute an Event of Default under this Note:

      (a) If Borrower fails to pay when due any installment of principal or interest under this Note, or any other sum provided for herein, and such failure shall continue for ten (10) days after written notice has been given to Borrower of the same;

      (b) If any default or "Event of Default" shall occur under any Security Document (after giving effect to any applicable notice, grace and cure periods provided for therein);

      (c) If Borrower shall default in the payment when due of any other sum owed to the Lender under any other instrument or agreement heretofore or hereafter made by the Borrower with the Lender;

      (d) [intentionally left blank]

      (e) (i) If a petition in bankruptcy is filed by or against Borrower or a receiver or trustee of any of the property of Borrower is appointed; or (ii) if Borrower files a petition or an answer seeking reorganization under any of the provisions of the bankruptcy law or of any other law, state or federal, or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, or liquidation law or statute, or admitting the material allegations of a petition filed against it in any proceeding under any such law; or (iii) if Borrower shall take any corporate, partnership or other action for the purpose of effecting any of the foregoing, or enters into or consents to an arrangement with creditors, or makes an assignment for the benefit of creditors, or is adjudged insolvent by any state or federal court of competent jurisdiction; or (iv) if Borrower admits in writing its inability to pay its debts as they mature; or (v) if an order, judgment or decree shall be entered without the application, approval or consent of the debtor by any court of competent jurisdiction, approving a petition seeking reorganization of Borrower of all or a substantial part of the properties or assets of Borrower or appointing or ordering a receiver, trustee, or liquidation of Borrower; provided, however, that Borrower, as applicable, shall have sixty (60) days to have dismissed of record any involuntary petition filed against it; or

      (f) If any financial statement, warranty, representation or certificate made or furnished by Borrower in or pursuant to the Security Documents or otherwise in connection with the indebtedness evidenced hereby should be materially false, incorrect, or incomplete when made; or

      (g) If any financial statement, warranty, representation or certificate made or furnished by the Borrower in or pursuant to the Security Documents or otherwise in connection with the indebtedness evidenced hereby should be materially false, incorrect, or incomplete when made; or

      (h) Except as may be permitted in the applicable Security Document, if the Borrower sells, conveys or encumbers its interest in all or any portion of the collateral without the prior written consent of the Lender, which consent may be withheld in the Lender's sole discretion; or

      (i) If Borrower defaults in the performance or observance of any other covenant, condition or agreement under this Note or the Security Documents and such default continues unremedied for as much as fifteen (15) days after written notice thereof is given to Borrower; provided, however, that if the default is not capable of being cured within said time period, it shall not be an event of default hereunder unless Borrower shall fail to commence to cure the default within the fifteen (15) day period provided or thereafter shall fail to diligently continue to pursue curing the default.

If any one or more of the foregoing Events of Default shall occur, the entire unpaid principal balance of this Note, together with accrued but unpaid interest thereon, at the option of the Holder of this Note (but without requirement of notice to or demand on any other party), shall be and become due and payable immediately, and the Holder of this Note may proceed to exercise any remedy available to it at law or in equity.

      Notwithstanding anything to the contrary set forth elsewhere in this Note, upon the occurrence and during the continuance of an Event of Default hereunder or under any Security Document, this Note shall bear interest at a default interest rate equal to two percent (2.00%) in excess of the rate of interest that would otherwise be payable hereunder. This default interest rate shall apply to the entire unpaid principal balance then due and payable under this Note, and to the extent permitted by law, to any accrued and unpaid interest thereon and other fees, charges and costs payable under the Security Documents.

      Time is of the essence with respect to the payment of every payment of principal and of interest hereunder and the performance of every other covenant made by Borrower under this Note, the Security Documents and under any other agreement which secures the payment of this Note.

      Borrower hereby waives demand, presentment, dishonor, notice of dishonor and any other requirement necessary to hold the Borrower obligated hereon. Borrower hereby agrees that the obligations evidenced by this Note may, from time to time, in whole or in part, be released or modified without notice to, or reservation of rights against, Borrower, and that any collateral now or hereafter held for the obligations of Borrower under this Note may hereafter be released, compromised, or exchanged, and that the Holder may fail to perfect its lien or security interest in such collateral or may permit the perfection of its lien or security interest in such collateral to lapse, all without in any way affecting or releasing the liability of Borrower under this Note.

      Borrower agrees to pay all intangibles taxes, documentary stamp taxes, recording fees or taxes and other taxes and fees due to any governmental authority in connection with the execution and delivery of this Note, the Security Documents or any other agreement which provides collateral for this Note.

      As additional collateral for the payment of this Note, Borrower transfers, assigns, pledges, and sets over to Holder, and grants Holder a continuing lien upon and security interest in all deposits and credits which Borrower may now or hereafter have with the Holder. Holder is hereby authorized, at any time or times after the occurrence of an Event of Default and without prior notice, to apply such deposits and credits, in whole or in part and in such order as Holder may elect, to the payment of, or as a reserve against, the obligations of Borrower under this Note.

      Borrower agrees to pay to Holder, in addition to the other amounts payable under this Note, all costs and expenses, including without limitation, court costs and reasonable attorneys' fees, incurred by the Holder of this Note in collecting, securing or attempting to collect or secure this Note, including reasonable attorneys' fees incurred in connection with any appeal or in any bankruptcy proceedings filed by or against Borrower.

      Holder shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies under the Note, any Security Document or under any agreement which provides collateral for this Note, or under applicable law. Holder may accept late payments and/or partial payments under this Note without waiving or otherwise impairing its right to require strict conformance to the terms hereof. All rights and remedies of Holder under this Note, under any such agreement providing collateral for this Note, and under applicable law shall be cumulative and may be exercised successively or concurrently. Any provision of this Note which shall be deemed to be unenforceable or invalid under any such law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof.

      Notwithstanding any provision contained in this Note or any Security Document to the contrary, the parties intend that no provision of this Note or the Security Documents be interpreted, construed, applied or enforced so as to permit or require the payment or collection of interest, whether before or after maturity of this Note, in excess of the maximum rate permitted by the law applicable to this transaction (the "Maximum Permitted Rate"). If, however, any such provision is so interpreted, construed, applied or enforced, then the parties intend: (i) that such provision automatically shall be reformed nunc pro tunc so as to require payment only of interest at the Maximum Permitted Rate, and (ii) if the Holder of this Note has received interest payments in excess of such Maximum Permitted Rate, that the amount of such excess be credited nunc pro tunc in reduction of the principal amount of this obligation, together with interest at such Maximum Permitted Rate.

      IN WITNESS WHEREOF, the undersigned has caused this Note to be executed on the date first above written with the intention that this Note shall constitute a sealed instrument.

                                        BORROWER:

                                        FIRSTFED BANCORP, INC.


                                        By: ____________________________________

                                        Its: ___________________________________